SHORT-TERM AND LONG-TERM DEBT	6 Months Ended
Jun. 30, 2018
Debt Disclosure [Abstract]
SHORT-TERM AND LONG-TERM DEBT
NOTE 6:	SHORT-TERM AND LONG-TERM DEBT

1.
On November 30, 2015, concurrently with the closing of the Undertone acquisition, Interactive Holding Corp. entered into a new secured credit agreement for $50,000, due in quarterly installments from March 2016 to November 2019. The installments started at $625 per quarter, increase to $1,250 per quarter in March 2018 and require a final payment upon maturity of $35,000. The outstanding principal bears interest at LIBOR plus 5.5% per annum and is secured by substantially all the assets of the companies in the Undertone group and by guarantees of such companies. The credit is required to be prepaid by Undertone in certain circumstances, such as from proceeds of asset sales or casualty insurance policies, debt or equity offerings, or from excess cash flow in the event that Undertone's total leverage ratio exceeds specified targets, and a pro rata portion of indemnification payments (or offset of the holdback amount) under the merger agreement with Undertone. The debt issuance cost amounted to $1,399, which was deducted from the carrying amount of that debt in the consolidated balance sheets and amortized during the term of the loan as interest expense according to the effective interest method.

According to the credit agreement, Undertone has the option for prepayment, which shall be applied to principal installments as specified by Undertone. In 2016, Undertone prepaid $5,000, which was applied to the final principal upon maturity. In May 2017, Undertone prepaid an additional $5,000, which was applied to the final principal upon maturity. In November 2017, Undertone opted to exercise its equity cure right to cure certain financial covenant defaults for the fiscal quarter ending September 30, 2017.  To this extent, Undertone paid $1,580 which was applied to subsequent amortization payments in the direct order of maturity. In connection with the exercise of this equity cure, Undertone paid an additional $264 which was applied to the amortization payment from December 31, 2017.

On March 6, 2018, the Company entered into a fourth amendment to its secured credit agreement which provides for a waiver of the financial covenants of the quarter ending December 31, 2017, and provides certain covenants relief. The Amendment was conditioned upon an $8,000 prepayment of the term loan, which took place the same date. The Amendment also provides for additional covenant relief for every $2,000 increment of voluntary prepayments on the term loan up to $4,000.

As of June 30, 2018, the principal outstanding balance was $22,195.

The Company was in compliance with all its financial covenants under the credit agreement as of June 30, 2018.

2.
On May 9, 2017, the Company secured $17.5 million under a new credit facility from an Israeli bank. $17.5 million includes $12.5M revolving credit line and $5M term loan. The $12.5M credit facility is secured, among other, by a lien on the accounts receivable of ClientConnect Ltd., an Israeli subsidiary, from its current and future business clients.  Both facilities are guaranteed by Perion. Out of the total credit facility, $5 million is a long-term loan bearing interest at LIBOR plus 5% per annum, to be repaid in 36 equal installments starting from June 30, 2017, and a $12.5 million revolving credit line bearing interest at LIBOR plus 3.5% per annum. As June 30, 2018, the remaining balance of the loan was $3.3 million. The $12.5 million credit line is available until May 15, 2020 and is not utilized as of June 30, 2018.

3.	As of June 30, 2018, the aggregate principal annual maturities are as follows:

Repayment amount

2018 (six months ending December 31)	3,120
2019	21,714
2020	694

Total principal payments	25,528
Less: unamortized original issue discount	(611)

Present value of principal payments	24,917
Less: current portion	(5,535)

Long-term debt	$19,382